                                   VAN KAMPEN
                              LATIN AMERICAN FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1998

                         VAN KAMPEN LATIN AMERICAN FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Investment Overview...................................................     3
Portfolio of Investments..............................................     6
Statement of Assets and Liabilities...................................     9
Statement of Operations...............................................    10
Statement of Changes in Net Assets....................................    11
Financial Highlights .................................................    12
Notes to Financial Statements.........................................    13

MSLA SAR 2/99

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

January 20, 1999

Dear Shareholder,

The past decade has been a remarkable time for investors. Together, we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.

To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.

Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW

Despite a stormy year in the global economy, the United States ended 1998 with only a moderate slowdown in growth. The nation's gross domestic product, a measure of economic health, grew 3.9 percent during the year, matching 1997's growth rate and indicating that our nation's economy remains strong. A continuation of low inflation--only a 1.6 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and kept inflation-adjusted interest rates attractive.

Although the year ended on a positive note, the economic environment was quite unsettled in the third quarter, with the Asian financial crisis contributing to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during this period. With instability as a backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-company stocks and government bonds.

In the last few months of the year the global financial situation improved in conjunction with the Federal Reserve's interest rate decreases. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing. Dozens of foreign central banks also reduced interest rates in an effort to stimulate their economies. These actions gave a boost to investor confidence and encouraged a return to a more diversified range of investments in the last few months of the year.

MARKET REVIEW

The performance of international stocks varied widely based on regional conditions, with most markets experiencing significant volatility as a result of the economic turmoil in many emerging market nations. Stock indexes in most European countries turned in solid gains for the year, with Belgium, Greece, and Finland each posting gains of more than 50 percent. In anticipation of the economic benefits of European Monetary Union and the introduction of the euro, the European Dow Jones Stoxx Index climbed 18.4 percent in 1998. However, many Latin American, Asian, and eastern European stock indexes registered significant losses.

As a result of interest rate cuts by a number of foreign central banks, international government bonds generally performed well. In addition to benefiting from lower interest rates, demand for these bonds increased during the global flight to quality, as investors pulled assets from riskier investments and diverted them to government bonds.

OUTLOOK

Our outlook for the domestic economy is positive, and we anticipate continued low inflation and healthy economic growth. However, the aftereffects of the global economic slowdown may continue to put pressure on corporate earnings in the first half of the year. Internationally, we anticipate that low interest rates and declining inflation will lead to improvements in troubled areas such as Asia and Latin America. With the successful launch of the euro, the new European transnational currency, we believe that many foreign markets will become increasingly attractive in 1999.

In the long term, we are optimistic that the stock market will continue its record growth, although we could experience additional volatility in the months ahead if concerns about high stock valuations and increasing earnings pressure become more pronounced. Combined with growing questions about corporate and government reactions to the Year 2000 computer problem, we could see an increasingly cautious market by mid-year.

                                                              ------------------
                                                                    1

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

Additional details about your fund, including an investment overview section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[/S/ RICHARD F. POWERS III]                            [/S/ DENNIS J. MCDONNELL]
Richard F. Powers III                                  Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

--------------

                                   VAN KAMPEN
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI LATIN AMERICA GLOBAL INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.
COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina                   10.5%
Brazil                      32.8%
Chile                        9.1%
Colombia                     0.7%
Mexico                      37.6%
Peru                         1.8%
Venezuela                    1.0%
Short-Term Investment        4.2%
Other                        2.3%

                                                      TOTAL RETURNS**
                        ----------------------------------------------------------------------------
                                                                                 AVERAGE ANNUAL
                               SIX MONTHS                 ONE YEAR              SINCE INCEPTION
                        ------------------------  ------------------------  ------------------------
                                       WITHOUT                   WITHOUT                   WITHOUT
                        WITH SALES      SALES     WITH SALES      SALES     WITH SALES      SALES
 LATIN AMERICAN FUND      CHARGE*      CHARGE       CHARGE*      CHARGE       CHARGE*      CHARGE
----------------------------------------------------------------------------------------------------
Class A Shares             -28.74  %    -24.38  %    -39.61  %    -36.93  %     -0.15  %      1.18  %
----------------------------------------------------------------------------------------------------
Class B+ Shares            -28.26  %    -24.52  %    -39.41  %    -36.26  %      6.45  %      6.99  %
----------------------------------------------------------------------------------------------------
Class C Shares             -25.25  %    -24.50  %    -36.86  %    -36.23  %      0.44  %      0.44  %
----------------------------------------------------------------------------------------------------
MSCI Latin America
Global Index                  N/A       -21.67  %       N/A       -38.19  %       N/A        -6.64  %
----------------------------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
 + Class B shares have been offered since August 1, 1995.
The MSCI Latin America Global Index is a broad-based market cap weighted composite index covering at least 60% of markets in Mexico, Argentina, Brazil, Chile, Colombia, Peru and Venezuela (assumes dividends are reinvested).
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS                                    TOP FIVE SECTORS

                                       PERCENT OF                                VALUE      PERCENT OF
ISSUER                     COUNTRY     NET ASSETS    SECTOR                      (000)      NET ASSETS
------------------------  ---------  --------------  ------------------------  ---------  --------------
Telmex                     Mexico            9.6%    Services                  $  19,510         40.8%
Telebras                   Brazil            9.0%    Consumer Goods                8,998         18.8%
FEMSA                      Mexico            6.2%    Energy                        8,916         18.7%
Kimberly 'A'               Mexico            4.3%    Materials                     3,081          6.4%
CEMIG                      Brazil            3.9%    Finance                       2,560          5.4%

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI LATIN AMERICA GLOBAL INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the Van Kampen Latin American Fund is to provide long-term capital appreciation by investing primarily in equity securities of Latin American issuers.

PERFORMANCE

For the six months ended December 31, 1998, the Van Kampen Latin American Fund had a total return of -24.38 percent for Class A shares at net asset value, as compared to a total return of -21.67 percent for the Morgan Stanley Capital International (MSCI) Latin America Global Index.

This past year was one of the most challenging years for Latin American and emerging economies in recent memory. We attribute our underperformance relative to the index to our overweight in Brazil during the period. In the fourth quarter, however, outstanding stock selection in Brazil, Chile, and Mexico helped the Fund outperform the MSCI Latin America index, gaining 9.9 percent compared to the index's return of 7.2 percent. The star performers included Brazilian telecommunications, Chilean banks, and Mexican consumer-related companies such as Kimberly Clark (household paper products), and Femsa (beverages).

MARKET OVERVIEW

The combination of a sharp drop in commodity prices (particularly in oil, copper, and coffee) and net external financing to the emerging world forced Latin American countries to tighten financial policies, weaken exchange rates, and raise interest rates. As a result, real GDP growth across the region decelerated to about 2.1 percent in 1998, or less than half of the growth recorded in 1997.

Throughout the first half of the year, it became increasingly evident that deterioration in trade (commodity prices) and perhaps lower capital inflows would negatively affect the economic performance of the Latin economies. However, most of the Asian countries in crisis implemented stabilization and reform programs, supported by the International Money Fund (IMF), which buoyed the emerging markets.

                                                             3------------------

                                   VAN KAMPEN
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
(CONT.)
                                  (UNAUDITED)

These programs gave an initial impression that the financial compression had been contained within the Asian sphere. Confidence picked up, as did capital flows to Latin America. Led by Brazil, Latin America received record net inflows through July. Such inflows allowed these economies to partly finance their trade deficits, even allowing economic activity to expand in Latin America (most notably in Argentina and Mexico), while Asia fell into a deep recession.

Then came the third quarter, where all the trouble spots in the world erupted in a chain of contagion. The weakness of the Japanese yen fueled a speculative attack against the Hong Kong dollar, reigniting concerns about the Chinese renminbi currency. Growing risk aversion and tighter liquidity conditions were detrimental to Russia: not even a larger IMF program was able to arrest foreign investors' concern and subsequent departure out of the local equity markets there. The suspension of official support led to the collapse of the ruble and default on sovereign debt.

Russia's crisis placed enormous pressure on Brazil, triggering a major run on the real. The adverse financial effects this had on global financial institutions resulted in an explosion in credit spreads in emerging debt, while large capital outflows brought Brazil to the brink of financial collapse.

By the fourth quarter, it became clear to most market participants that Brazil's twin deficits (fiscal and current account) were unsustainable. Foreign funding would not be forthcoming without either a substantial improvement on the fiscal front or a change in the exchange rate policy.

Financial market participants pressured Brazil's currency, making continual capital outflow a problem. To instill confidence, the government announced a series of fiscal measures to raise revenues and cut costs. Again, it seemed Brazil would pull itself out of its problems, especially once the IMF became a lender of last resort. Their support came in the form of a multilateral $41.5 billion package to shore up reserves. In early- to mid-November, we raised our Brazilian exposure significantly in light of these seemingly positive events.

On December 2, however, the government lost an important vote to improve the public social security deficit structurally. This showed the world that despite its woes, the country's legislature was still not willing to take harsh measures against its own interests. It was after this disappointment that we repositioned our Brazilian holdings from a 4 percent overweight to a 2 percent underweight. On a macro basis, it was becoming increasingly hard to identify a catalyst for Brazil to perform well, and yet the lack of opportunity in other markets kept us close to the benchmark. On the stock level, Brazilian equities were attractively valued, specifically the telecom sector in which we are significantly overweight.

OUTLOOK

Overall, we remain concerned about the fragility of the Brazilian economy and the potential effect it could have on other Latin economies--specifically Argentina and Mexico, the second due to a weaker currency and higher interest rates. The viability of the Brazilian currency strongly hinges on political will and capital inflows to avoid a new crisis. Having already devalued by some 25 percent as of January 19, 1999, the currency now has removed one of the greatest fears overhanging the region. For rational markets to prevail and equity prices to reflect a better longer-term economic reality, Brazil needs to deliver on further fiscal reforms allowing domestic interest rates to come down to levels below 20 percent.

In order to avoid balance of payments and external debt problems, Latin American countries will have to adjust even more in 1999. This is because current foreign exchange earnings--from lower export volume growth, commodity prices, and external financing--without adjustment, fall short of scheduled external debt service obligations ($123 billion, of which about half corresponds to principal). In light of the projected drop in external financing, Latin America will have to reduce its aggregate current account deficit by about $15 billion to $65.3 billion in 1999. The brunt of the external adjustment will have to be borne by countries exhibiting the largest external financing requirements (such as Brazil) or those most vulnerable to lower commodity prices (Venezuela, Chile, Mexico, Colombia, and Peru).

--------------    4

                                   VAN KAMPEN
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
(CONT.)
                                  (UNAUDITED)

Oil prices have been particularly weak in 1998, and the most vulnerable countries to lower oil prices are Venezuela, Mexico, and Colombia. It is worth highlighting that for every $1 per barrel that the price of crude falls, reserves and fiscal positions worsen by $2.1 billion and 0.16 percent of regional gross domestic product, respectively. We feel, however, that oil prices bottomed early in the fourth quarter and, as with Brazil, we believe the worst is over.

With respect to politics, a new cycle of presidential elections is scheduled for 1999 (Argentina and Chile) and 2000 (Mexico and Peru). We believe these elections are unlikely to steer the countries away from their macroeconomic focus.

Most Latin economies have already initiated their adjustment and lower growth cycle--some in the third quarter, others in the fourth quarter of 1998. We believe the adjustment is likely to reach its harshest phase during the first quarter of 1999, followed by some recovery in the second half of 1999. This would set the stage for regional economic expansion in 2000. We believe Latin equity markets may recover sooner than their economies.

Robert L. Meyer   Michael Perl      Andy Skov
PORTFOLIO         PORTFOLIO         PORTFOLIO
MANAGER           MANAGER           MANAGER

                                                             5------------------

                                   VAN KAMPEN
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                                                           VALUE
             SHARES                                                        (000)
--------------------------------------------------------------------------------

COMMON STOCKS (70.7%)
  ARGENTINA (10.5%)
            135,335   Quilmes ADR......................................  $ 1,260
             43,373   Telecom Argentina ADR............................    1,193
             29,208   Telefonica Argentina ADR.........................      816
             62,420   YPF ADR..........................................    1,744
                                                                         -------
                                                                           5,013
                                                                         -------
  BRAZIL (10.0%)
             32,290   Aracruz Celulose S.A. ADR........................      258
             (c)835   CEMIG PN ADR.....................................       16
             41,993   CEMIG PN.........................................      799
   (a)1,869,759,000   Companhia de Electricidade do Estado do Rio de
                        Janeiro........................................      619
             52,725   COPEL PN 'B' ADR.................................      376
       (b)2,492,000   Coteminas PN.....................................      268
          (c)22,545   Coteminas PN ADR.................................      107
             43,175   CVRD ADR.........................................      556
         48,424,867   Gerdau...........................................      361
        (a,c)10,410   Lojas Arupau GDR.................................       --
          (c)44,275   Petrobras PN ADR.................................      504
              5,197   Petrobras PN ADR.................................       59
          (c)44,287   Rossi Residencial S.A. GDR.......................       39
            187,805   Rossi Residencial S.A. GDS.......................      164
      (a)27,125,960   TeleCelular Sul..................................       46
           (a)1,160   TeleLeste Celular ADR............................       33
       (a)1,548,000   TeleSudeste Celular..............................        7
           (a)8,230   TeleSudeste Celular ADR..........................      170
             27,922   Unibanco GDR.....................................      403
          (a)31,997   Vale Do Rio Doce ADR.............................       --
                                                                         -------
                                                                           4,785
                                                                         -------
  CHILE (9.1%)
              5,440   Banco Edwards ADR................................       60
              8,240   Banco Santander ADR..............................      120
              5,440   Banco Santiago ADR...............................       81
             26,530   CCU ADR..........................................      511
             57,980   Chilectra ADR....................................    1,246
             31,726   CTC ADR..........................................      656
             18,084   D & S ADR........................................      208
             54,053   ENDESA ADR.......................................      615
             12,660   Enersis ADR......................................      327
              9,460   Gener ADR........................................      151
             24,375   Quinenco ADR.....................................      195
             23,942   Santa Isabel S.A. ADR............................      159
                                                                         -------
                                                                           4,329
                                                                         -------
  COLOMBIA (0.7%)
             46,693   Bavaria..........................................      234
             93,093   Valores Bavaria..................................       99
                                                                         -------
                                                                             333
                                                                         -------
  MEXICO (37.6%)
            206,706   Alfa.............................................      583
         (a)117,817   Banacci 'B'......................................      155
         (a)166,310   Banacci 'L'......................................      192
       (a)1,237,438   Bancomer 'B'.....................................      265
            192,405   Carso 'A1'.......................................      653
             76,109   Cemex 'B' ADR....................................      371

                                                                           VALUE
             SHARES                                                        (000)
--------------------------------------------------------------------------------
            144,325   Cemex CPO........................................  $   311
             16,110   Cemex CPO ADR....................................       68
            109,376   Cemex 'B'........................................      270
         (a)488,695   Cifra 'C'........................................      596
            218,085   Cifra 'V'........................................      264
              7,982   Cifra 'V' ADR....................................       97
            674,923   FEMSA 'D'........................................    1,831
             42,908   FEMSA ADR........................................    1,143
            206,835   Groupo Modelo 'C'................................      437
            334,448   Grupo Financiero Banorte S.A. 'B'................      287
            312,030   Grupo Industrial Bimbo S.A. de CV 'A'............      599
            643,387   Kimberly 'A'.....................................    2,044
            249,512   Soriana 'B'......................................      794
             42,498   TAMSA ADR........................................      274
             94,667   Telmex ADR.......................................    4,609
          (a)75,089   Televisa CPO ADR.................................    1,854
             54,833   Vitro ADR........................................      250
                                                                         -------
                                                                          17,947
                                                                         -------
  PERU (1.8%)
             69,406   Tel Peru 'B' ADR.................................      881
                                                                         -------
  VENEZUELA (1.0%)
             27,245   CANTV ADR........................................      485
                                                                         -------
  TOTAL COMMON STOCKS (COST $43,983)...................................   33,773
                                                                         -------
PREFERRED STOCKS (22.8%)
  BRAZIL (22.8%)
          5,640,000   Banco do Estado..................................      233
     (a,b)8,115,000   Banco Nacional PN................................       --
         55,956,557   CEMIG PN.........................................    1,065
        178,317,300   Copel............................................    1,284
          5,167,844   CRT..............................................    1,861
              5,000   CVRD PN..........................................       46
             55,535   CVRD 'A' PN......................................      712
      (a)71,179,300   Embratel Participacoes 'A' PN....................      972
              8,000   Globex Utilidades S.A............................       28
            747,641   Itaubanco........................................      365
         (a)600,500   Iven.............................................      119
      (a)19,195,300   Lojas Arapua S.A.................................        5
            975,397   Petrobras PN.....................................      111
      (a)17,859,700   Renner Participacoes S.A.........................       13
         60,370,960   Telebras.........................................        7
          (a)10,290   Telebras ADR.....................................      748
      (a)10,728,000   TeleCelular Sul PN...............................       18
       (a)5,105,300   TeleCentro Sul PN................................       44
      (a)63,663,960   TeleCentro Sul PN................................      553
     (a)370,325,000   TeleLeste Celular PN.............................      215
     (a)218,028,300   TeleNordeste Celular PN..........................      198
     (a)382,637,000   TeleNorte Celular PN.............................      177
      (a)64,848,000   TeleNorteLeste PN................................      810
      (a)37,868,960   Telesp Celular PN................................      279
          5,067,000   Telesp PN........................................      691
      (a)55,093,960   TeleSudeste Celular PN...........................      233
             60,700   Usiminas PN......................................      134
                                                                         -------
  TOTAL PREFERRED STOCKS (COST $15,933)................................   10,921
                                                                         -------
  TOTAL FOREIGN SECURITIES (93.5%) (COST $59,916)......................   44,694
                                                                         -------

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1998
                                  (UNAUDITED)

               FACE
             AMOUNT                                                        VALUE
              (000)                                                        (000)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT (4.2%)
  REPURCHASE AGREEMENT (4.2%)
$             2,000   Chase Securities, Inc., 4.45%, dated 12/31/98,
                        due 1/4/99, to be repurchased at $2,001,
                        collateralized by $1,205 U.S. Treasury Bonds,
                        11.25%, due 2/15/15, valued at $2,045 (COST
                        $2,000)........................................  $ 2,000
                                                                         -------
TOTAL INVESTMENT IN SECURITIES (COST $61,916)..........................   46,694
                                                                         -------

FOREIGN CURRENCY (1.5%)
BRL789................ Brazilian Real                                        653
COP29................. Colombian Peso                                         --
MXP713................ Mexican Peso                                           72
                                                                         -------
TOTAL FOREIGN CURRENCY (COST $725).....................................      725
                                                                         -------
TOTAL INVESTMENTS (99.2%) (COST $62,641)...............................   47,419
OTHER ASSETS IN EXCESS OF LIABILITIES (0.8%)...........................      358
                                                                         -------
NET ASSETS (100%)......................................................  $47,777
                                                                         -------
                                                                         -------

---------------

(a)   --  Non-income producing security
(b)   --  Security valued at fair value -- see note A-1 to financial statements.
(c)   --  144A Security -- certain conditions for public sale may exist
ADR   --  American Depositary Receipt
CPO   --  Certificate of Participation
GDR   --  Global Depositary Receipt
GDS   --  Global Depositary Shares
PN    --  Preferred Shares

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                              LATIN AMERICAN FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1998
                                  (UNAUDITED)

--------------------------------------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                                     PERCENT
                                                        OF
                                           VALUE       NET
INDUSTRY                                   (000)      ASSETS
----------------------------------------  --------   --------
Services................................  $ 19,510      40.8%
Consumer Goods..........................     8,998      18.8
Energy..................................     8,916      18.7
Materials...............................     3,081       6.4
Finance.................................     2,560       5.4
Multi-Industry..........................     1,355       2.8
Capital Equipment.......................       274       0.6
                                          --------       ---
                                          $ 44,694      93.5%
                                          --------       ---
                                          --------       ---

--------------
           8
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN LATIN AMERICAN FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                                   (000)
--------------------------------------------------------
ASSETS:
  Investments in Securities, at Value
    (Investments at Cost $61,916)      $          46,694
  Foreign Currency (Cost $725)                       725
  Receivable for:
    Investments Sold                                 745
    Dividends                                        355
    Fund Shares Sold                                  53
  Deferred Organizational Costs                        1
  Other                                                1
                                                --------
    Total Assets                                  48,574
                                                --------
LIABILITIES:
  Payable for:
    Fund Shares Redeemed                             333
    Investments Purchased                            212
    Custody Fees                                      73
    Distribution Fees                                 59
    Investment Advisory Fees                          25
    Transfer Agent Fees                               24
    Professional Fees                                 22
    Shareholder Reporting Expenses                    20
    Administrative Fees                               14
    Directors' Fees and Expenses                       6
    Deferred Country Tax                               6
    Filing and Registration Fees                       1
    Other                                              2
                                                --------
    Total Liabilities                                797
                                                --------
NET ASSETS
                                       $          47,777
                                                --------
                                                --------
NET ASSETS CONSIST OF:
  Capital Stock at Par                 $               6
  Paid in Capital in Excess of Par                91,308
  Accumulated Net Investment Loss                   (171)
  Accumulated Net Realized Loss                  (28,129)
  Unrealized Depreciation on
    Investments and Foreign Currency
    Translations                                 (15,237)
                                                --------
NET ASSETS                             $          47,777
                                                --------
                                                --------
CLASS A SHARES:
  Net Assets                           $          23,628
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                                 2,787
  Net Asset Value and Redemption
    Price Per Share (Based on Net
    Assets of $23,628,036 and
    2,786,838 Shares Outstanding)      $            8.48
                                                --------
                                                --------
  Maximum Sales Charge                             5.75%

  Maximum Offering Price Per Share
    (Net Asset Value Per Share X 100/
    (100 - maximum sales charge))      $            9.00
                                                --------
                                                --------
CLASS B SHARES:
  Net Assets                           $          15,292
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                                 1,854
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $15,291,958 and 1,854,207 Shares
    Outstanding)*                      $            8.25
                                                --------
                                                --------
CLASS C SHARES:
  Net Assets                           $           8,857
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                                 1,072
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $8,856,859 and 1,072,397 Shares
    Outstanding)*                      $            8.26
                                                --------
                                                --------

---------------

  *  Redemption price may be subject to a contingent deferred sales charge.

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN LATIN AMERICAN FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                       SIX MONTHS ENDED DECEMBER 31, 1998
                                  (UNAUDITED)

                                                                    (000)
-------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                            $                              999
  Interest                                                             96
  Less Foreign Taxes Withheld                                          (1)
                                                                 --------
   Total Income                                                     1,094
                                                                 --------
EXPENSES:
  Investment Advisory Fees                                            381
    Less: Fees Waived                                                 (66)
                                                                 --------
  Net Investment Advisory Fees                                        315
  Distribution Fees
    Class A                                                            40
    Class B                                                            91
    Class C                                                            53
  Administrative Fees                                                  90
  Custodian Fees                                                       54
  Filing and Registration Fees                                         17
  Shareholder Reports                                                  30
  Transfer Agent Fees                                                  27
  Professional Fees                                                    22
  Directors' Fees and Expenses                                          1
  Amortization of Organizational
    Costs                                                               1
  Country Tax Expense                                                  55
  Other                                                                 4
                                                                 --------
   Net Expenses                                                       800
                                                                 --------
Net Investment Income                                                 294
                                                                 --------
NET REALIZED GAIN (LOSS) ON:
  Investments                                                     (18,314)
  Foreign Currency Transactions                                        20
                                                                 --------
    Net Realized Loss                                             (18,294)
                                                                 --------
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments                                                      (1,893)
  Foreign Currency Translations                                        (4)
                                                                 --------
    Change in Unrealized
     Appreciation/Depreciation                                     (1,897)
                                                                 --------
Net Realized Loss and Change in
  Unrealized
  Appreciation/Depreciation                                       (20,191)
                                                                 --------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $                          (19,897)
                                                                 --------
                                                                 --------

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN LATIN AMERICAN FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                     SIX MONTHS ENDED
                                                     DECEMBER 31,1998     YEAR ENDED
                                                          (UNAUDITED)  JUNE 30, 1998
                                                                (000)          (000)
------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                      $             294  $        (380)
  Net Realized (Gain) Loss                                    (18,294)         4,576
  Change in Unrealized Appreciation/Depreciation               (1,897)       (27,206)
                                                             --------  -------------
  Net Decrease in Net Assets Resulting from
    Operations                                                (19,897)       (23,010)
                                                             --------  -------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                        (302)            --
  Class B                                                         (43)            --
  Class C                                                         (25)            --
                                                             --------  -------------
                                                                 (370)            --
                                                             --------  -------------
  Net Realized Gain:
  Class A                                                        (153)        (7,513)
  Class B                                                        (100)        (3,444)
  Class C                                                         (57)        (2,645)
  In Excess of Net Realized Gain:
  Class A                                                          --         (5,098)
  Class B                                                          --         (2,337)
  Class C                                                          --         (1,795)
                                                             --------  -------------
                                                                 (310)       (22,832)
                                                             --------  -------------
  Net Decrease in Net Assets Resulting from
    Distributions                                                (680)       (22,832)
                                                             --------  -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   15,421        115,672
  Distributions Reinvested                                        580         20,476
  Redeemed                                                    (30,869)      (126,144)
                                                             --------  -------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                           (14,868)        10,004
                                                             --------  -------------
  Total Decrease in Net Assets                                (35,445)       (35,838)
NET ASSETS--Beginning of Period                                83,222        119,060
                                                             --------  -------------
NET ASSETS--End of Period (Including accumulated
  net investment loss of $(171) and $(95),
  respectively)                                     $          47,777  $      83,222
                                                             --------  -------------
                                                             --------  -------------
------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                 1,213          4,455
     Distributions Reinvested                                      46            920
     Redeemed                                                  (2,362)        (6,340)
                                                             --------  -------------
   Net Decrease in Class A Shares Outstanding                  (1,103)          (965)
                                                             --------  -------------
                                                             --------  -------------
   Dollars:
     Subscribed                                     $          11,342  $      72,239
     Distributions Reinvested                                     389         11,506
     Redeemed                                                 (21,451)       (98,189)
                                                             --------  -------------
   Net Decrease                                     $          (9,720) $     (14,444)
                                                             --------  -------------
                                                             --------  -------------
   Ending Paid in Capital                           $          44,398  $      54,118
                                                             --------  -------------
                                                             --------  -------------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                   214          1,661
     Distributions Reinvested                                      15            443
     Redeemed                                                    (570)          (752)
                                                             --------  -------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                                 (341)         1,352
                                                             --------  -------------
                                                             --------  -------------
   Dollars:
     Subscribed                                     $           1,948  $      26,168
     Distributions Reinvested                                     124          5,380
     Redeemed                                                  (4,885)       (10,163)
                                                             --------  -------------
   Net Increase (Decrease)                          $          (2,813) $      21,385
                                                             --------  -------------
                                                             --------  -------------
   Ending Paid in Capital                           $          30,484  $      33,297
                                                             --------  -------------
                                                             --------  -------------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                   251          1,071
     Distributions Reinvested                                       8            296
     Redeemed                                                    (508)        (1,242)
                                                             --------  -------------
   Net Increase (Decrease) in Class C Shares
     Outstanding                                                 (249)           125
                                                             --------  -------------
                                                             --------  -------------
   Dollars:
     Subscribed                                     $           2,131  $      17,265
     Distributions Reinvested                                      67          3,590
     Redeemed                                                  (4,533)       (17,792)
                                                             --------  -------------
   Net Increase (Decrease)                          $          (2,335) $       3,063
                                                             --------  -------------
                                                             --------  -------------
   Ending Paid in Capital                           $          16,432  $      18,767
                                                             --------  -------------
                                                             --------  -------------
------------------------------------------------------------------------------------

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN LATIN AMERICAN FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                           CLASS A
                                          -------------------------------------------------------------------------
                                           SIX MONTHS ENDED           YEAR ENDED JUNE 30,
                                          DECEMBER 31, 1998     -------------------------------       JULY 6, 1994*
SELECTED PER SHARE DATA AND RATIOS              (UNAUDITED)       1998#        1997        1996       JUNE 30, 1995
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $           11.42     $ 17.39     $ 12.63     $  9.08     $         12.00
                                                    -------     -------     -------     -------             -------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income (Loss)                       0.09       (0.01)       0.02        0.10               (0.02)
    Net Realized and Unrealized Gain
      (Loss)                                          (2.88)      (2.73)       6.46        3.47               (2.70)
                                                    -------     -------     -------     -------             -------
    Total From Investment Operations                  (2.79)      (2.74)       6.48        3.57               (2.72)
                                                    -------     -------     -------     -------             -------
DISTRIBUTIONS
    Net Investment Income                             (0.10)         --          --       (0.02)                 --
    In Excess of Net Investment
      Income                                             --          --       (0.09)         --                  --
    Net Realized Gain                                 (0.05)      (1.92)      (1.63)         --                  --
    In Excess of Net Realized Gain                       --       (1.31)         --          --                  --
    Return of Capital                                    --          --          --          --               (0.20)
                                                    -------     -------     -------     -------             -------
    Total Distributions                               (0.15)      (3.23)      (1.72)      (0.02)              (0.20)
                                                    -------     -------     -------     -------             -------
NET ASSET VALUE, END OF PERIOD            $            8.48     $ 11.42     $ 17.39     $ 12.63     $          9.08
                                                    -------     -------     -------     -------             -------
                                                    -------     -------     -------     -------             -------
TOTAL RETURN (1)                                     (24.38)%    (17.37)%     57.32%      39.35%             (23.07)%
                                                    -------     -------     -------     -------             -------
                                                    -------     -------     -------     -------             -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $          23,628     $44,439     $84,401     $18,701     $         7,658
Ratio of Expenses to Average Net
  Assets                                               2.10%**     2.25%       2.24%       2.11%               2.46%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                                1.29%**    (0.09)%     (0.08)%      1.18%              (0.44)%**
Portfolio Turnover Rate                                  89%        249%        241%        131%                107%
-------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $            0.01     $  0.02     $  0.10     $  0.09     $          0.13
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                       2.50%**     2.41%       2.77%       3.28%               4.30%**
  Net Investment Income (Loss) to
    Average Net Assets                                 1.09%**    (0.24)%     (0.61)%      0.01%              (2.26)%**
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense                                              2.10%**     2.10%       2.10%       2.10%               2.10%**
-------------------------------------------------------------------------------------------------------------------

                                                                   CLASS B
                                       ---------------------------------------------------------------
                                        SIX MONTHS ENDED     YEAR ENDED JUNE 30,       AUGUST 1, 1995+
                                       DECEMBER 31, 1998     -------------------                    TO
SELECTED PER SHARE DATA AND RATIOS           (UNAUDITED)       1998#        1997         JUNE 30, 1996
-------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $           11.03     $ 16.99     $ 12.45     $            9.58
                                                 -------     -------     -------                ------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income (Loss)                    0.02       (0.08)      (0.03)                 0.03
    Net Realized and Unrealized Gain
      (Loss)                                       (2.73)      (2.65)       6.28                  2.84
                                                 -------     -------     -------                ------
    Total From Investment Operations               (2.71)      (2.73)       6.25                  2.87
                                                 -------     -------     -------                ------
DISTRIBUTIONS
    Net Investment Income                          (0.02)         --          --                    --
    In Excess of Net Investment
      Income                                          --          --       (0.08)                   --
    Net Realized Gain                              (0.05)      (1.92)      (1.63)                   --
    In Excess of Net Realized Gain                    --       (1.31)         --                    --
    Return of Capital                                 --          --          --                    --
                                                 -------     -------     -------                ------
    Total Distributions                            (0.07)      (3.23)      (1.71)                   --
                                                 -------     -------     -------                ------
NET ASSET VALUE, END OF PERIOD         $            8.25     $ 11.03     $ 16.99     $           12.45
                                                 -------     -------     -------                ------
                                                 -------     -------     -------                ------
TOTAL RETURN (1)                                  (24.52)%    (17.82)%     56.17%                29.26%
                                                 -------     -------     -------                ------
                                                 -------     -------     -------                ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)      $          15,292     $24,206     $14,314     $           2,041
Ratio of Expenses to Average Net
  Assets                                            2.85%**     2.99%       2.99%                 2.87%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                             0.60%**    (0.58)%     (0.78)%                0.88%**
Portfolio Turnover Rate                               89%        249%        241%                  131%
-------------------------------------------------------------------------------------------------------------------

Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                             $            0.01     $  0.02     $  0.02     $            0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                    3.25%**     3.16%       3.55%                 3.89%**
  Net Investment Income (Loss) to
    Average Net Assets                              0.38%**    (0.73)%     (1.34)%               (0.14)%**
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense                                           2.85%**     2.85%       2.85%                 2.85%**
-------------------------------------------------------------------------------------------------------------------


                                                                              CLASS C
                                          --------------------------------------------------------------------------------
                                           SIX MONTHS ENDED              YEAR ENDED JUNE 30,
                                          DECEMBER 31, 1998     -------------------------------------     JULY 6, 1994* TO
SELECTED PER SHARE DATA AND RATIOS              (UNAUDITED)       1998#        1997              1996        JUNE 30, 1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $           11.04     $ 17.01     $ 12.43     $        8.99     $          12.00
                                                    -------     -------     -------            ------              -------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income (Loss)                         --       (0.11)      (0.07)             0.04                (0.08)
    Net Realized and Unrealized Gain
      (Loss)                                          (2.71)      (2.63)       6.31              3.40                (2.73)
                                                    -------     -------     -------            ------              -------
    Total From Investment Operations                  (2.71)      (2.74)       6.24              3.44                (2.81)
                                                    -------     -------     -------            ------              -------
DISTRIBUTIONS
    Net Investment Income                             (0.02)         --          --                --                   --
    In Excess of Net Investment
      Income                                             --          --       (0.03)               --                   --
    Net Realized Gain                                 (0.05)      (1.92)      (1.63)               --                   --
    In Excess of Net Realized Gain                       --       (1.31)         --                --                   --
    Return of Capital                                    --          --          --                --                (0.20)
                                                    -------     -------     -------            ------              -------
    Total Distributions                               (0.07)      (3.23)      (1.66)               --                (0.20)
                                                    -------     -------     -------            ------              -------
NET ASSET VALUE, END OF PERIOD            $            8.26     $ 11.04     $ 17.01     $       12.43     $           8.99
                                                    -------     -------     -------            ------              -------
                                                    -------     -------     -------            ------              -------
TOTAL RETURN (1)                                     (24.50)%    (17.86)%     56.04%            38.26%              (23.83)%
                                                    -------     -------     -------            ------              -------
                                                    -------     -------     -------            ------              -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $           8,857     $14,577     $20,345     $       6,780     $          4,085
Ratio of Expenses to Average Net
  Assets                                               2.85%**     3.00%       2.99%             2.86%                3.20%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                                0.61%**    (0.77)%     (0.79)%            0.42%               (1.16)%**
Portfolio Turnover Rate                                  89%        249%        241%              131%                 107%
--------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $              --     $  0.02     $  0.05     $        0.12     $           0.12
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                       3.25%**     3.16%       3.56%             4.06%                5.20%**
  Net Investment Income (Loss) to
    Average Net Assets                                 0.39%**    (0.93)%     (1.36)%           (0.78)%              (3.16)%**
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense                                              2.85%**     2.85%       2.85%             2.85%                2.85%**

--------------------------------------------------------------------------------

  *  Commencement of operations.
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total return for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.

------------------
          12
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN LATIN AMERICAN FUND
                         NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

The Van Kampen Latin American Fund (the "Fund") is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended. The Fund is a portfolio of the Van Kampen Series Fund, Inc. The Fund commenced operations on July 6, 1994.

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B shares are sold with a contingent deferred sales charge on redemptions made within 5 years of purchase which declines annually from 5% for redemptions made in year one, down to 1.50% in year five. The contingent deferred sales charge is based on the lesser of the current market value of the shares redeemed or the total cost of such shares. Class B shares will automatically convert to Class A shares after the eighth year following purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares that are redeemed within one year of purchase, based on the lesser of the current market value of the shares redeemed or the total cost of such shares. All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in

                                                              ------------------
                                                                    13

                         VAN KAMPEN LATIN AMERICAN FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments are included in the reported net realized and unrealized gains (losses) on investments. However, pursuant to U.S. Federal income tax regulations, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

The net assets of the Fund may include issuers located in emerging markets. There will be certain considerations and risks of these investments not typically associated with investments in the United States. Changes in currency exchange rates will affect the value of and investment income from such securities. The smaller size of the markets themselves, lesser liquidity and greater volatility contribute to risks in valuation as compared with the U.S. securities markets. Also there is often substantially less publicly available information about these issuers. Emerging markets may be subject to a greater degree of governmental involvement in the economy and greater economic and political uncertainty. Accordingly the price which the Fund realizes upon the sale of securities in such markets may not be equal to its value as presented in the financial statements.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investment in domestic companies may be subject to limitations in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Fund of Investments) may be created and offered for investment. The "local" and "foreign" shares' market values may vary.

5. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. Van Kampen Investments Inc. has agreed that in the event any of its initial shares in the Fund at its inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at the same time of redemption.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, deductibility of interest expense on short sales and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book and tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax basis differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of presenting net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Van Kampen Investment Advisory Corp., (the "Adviser") a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Sub-Adviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if

-----------------------
          14

                         VAN KAMPEN LATIN AMERICAN FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                     CLASS B
                     CLASS A     AND CLASS C
              MAX. OPERATING  MAX. OPERATING
ADVISORY FEE   EXPENSE RATIO   EXPENSE RATIO
------------  --------------  --------------
1.25%.......         2.10%           2.85%

C. ADMINISTRATOR: Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

D. DISTRIBUTOR: Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00%, on an annualized basis, of the average daily net assets attributable to the Class B and Class C shares of the Fund.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of the Fund redeemed within one to five years following such purchase. For the six months ended December 31, 1998, the Distributor has advised the Fund that it earned initial sales charges of $8,808 for Class A shares and deferred sales charges of $81,400 and $6,632 for Class B shares and Class C shares, respectively.

E. CUSTODIAN: The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Sub-Advisers. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. Through September 30, 1998, the Fund incurred MSTC fees of approximately $20,000. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

F. DIRECTORS' FEES: The Fund provides deferred compensation and retirement plans for its Directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund.

G. PURCHASES AND SALES: For the six months ended December 31, 1998, the Fund made purchases of approximately $50,626,000 and sales of approximately $64,894,000 of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

H. OTHER: During the six months ended December 31, 1998, the Fund incurred approximately $6,000 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

At December 31, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Fund was:

                                          NET
 COST    APPREC.   (DEPREC.)   (DEPRECIATION)
 (000)     (000)       (000)            (000)
----------------   ---------   --------------
$61,916..   $1,447  ($16,669)     ($15,222)

                                                              ------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Equity

 Aggressive Growth

 American Value

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Growth

 Growth and Income

 Harbor

 Pace

 Real Estate Securities

 Utility

 Value

INTERNATIONAL/GLOBAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income

 Global Government Securities

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Short-Term Global Income

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select
   DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time
   (Telecommunications Device for the Deaf
   users, call 1-800-421-2833)

-  e-mail us by visiting WWW.VANKAMPEN.COM
   and selecting CONTACT US

                         YEAR 2000 READINESS DISCLOSURE
Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley Dean Witter & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Don G. Powell
 Chairman and Director,
 Van Kampen Investments Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

INVESTMENT SUB ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

CUSTODIANS

The Chase Manhattan Bank
One Pierrepont Plaza
Brooklyn, New York 11210

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Dennis J. McDonnell
PRESIDENT

John L. Sullivan
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

Peter W. Hegel
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

Edward C. Wood III
VICE PRESIDENT

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 418256
Kansas City, Missouri 64141

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph St.
Chicago, Illinois 60601

--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR ACCOUNT REPRESENTATIVE OR THE FUND AT (800) 341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

--------------------------------------------------------------------------------

NOTES:

     1 Parkview Plaza / / P.O. Box 5555 / / Oakbrook Terrace, IL 60181-5555
                              / / www.vankampen.com

                                              -C- Van Kampen Funds Inc. 1999